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                                                                    EXHIBIT 10.9


                               ATRIUM CORPORATION
                             1996 STOCK OPTION PLAN



1.       Purpose.

         Atrium Corporation, a Delaware corporation (herein, together with its successors, referred to as the "Company"), by means of this 1996 Stock Option Plan (the "Plan"), desires to afford certain individuals and key employees of the Company and any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired (such parent and subsidiary corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         The stock options described in Sections 6 and 7 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

2.       Administration.

         The Plan shall be administered by the Option Committee, or any successor thereto, of the Board of Directors of the Company (the "Board of Directors"), or by any other committee appointed by the Board of Directors to administer this Plan (the "Committee"); provided, the entire Board of Directors may act as the Committee if it chooses to do so. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals; provided, however, that if the members of the Board of Directors and the Company's executive officers are subject to Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) the Committee shall be composed of either (a) the entire Board of Directors or (B) persons who are "Non-Employee Directors" under Rule 16b-3. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of
Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

         The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the




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Committee by written notice to the Board of Directors.  The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two or, if the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, any other number that Rule 16b-3 may require from time to time.

3.       Shares Available.

         Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") in respect of which Options may be granted for all purposes under the Plan shall be 3,500,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury, or (iii) issued shares of Common Stock reacquired by the Company in each situation as the Board of Directors or the Committee may determine from time to time.

4.       Eligibility and Bases of Participation.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who is regularly employed on a salaried basis and who is so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non- Employee. As used herein, the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any Related Entity.

         The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options.





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         Notwithstanding any other provision of this Plan to the contrary, with respect to the grant of any Options to any Key Employee or Eligible Non-Employee, the Committee shall first determine the number of shares in respect of which Options are to be granted to such Key Employee or Eligible Non-Employee and shall then cause to be granted to such Key Employee or Eligible Non-Employee an Option exercisable for such shares. The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant.

5.       Authority of Committee.

         Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b- 3, the Committee shall have plenary authority to:

         a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of shares covered by such Options, the purchase price or exercise price under each such Option, the period(s) during which such Options shall be exercisable (whether in whole or in part, including whether such Options shall become immediately exercisable upon the consummation of a "Sale of the Company" or a "Qualifying Public Offering"), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

         b. require, if determined necessary or appropriate by the Committee in order to comply with Rule 16b-3, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-l(c) under the Exchange Act) for a period of six months following the later of the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

         c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Board of Governors of the Federal Reserve, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

         d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), and (ii) to exercise a portion of an Option by delivering that





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                 number of shares of Common Stock already owned by such
                 optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

         e. provide (in accordance with Section 13 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise;

         f. prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

         g. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option shall be final, conclusive and binding on all parties.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.       Stock Options for Key Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both types of Options to Key Employees. No Incentive Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the





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Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Notwithstanding anything in this Plan to the contrary, Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section
7), including the following:

         a. Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of
                 Section 10 of the Plan.

         b. Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.d. of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. Continuation of Employment. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until no more than three months prior to the date of exercise of the Incentive Option.

         d. Exercisability of Stock Option. Subject to Section 8, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option by its terms shall be exercisable after the expiration of ten years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

         e. Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person





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                 who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a longer period is expressly provided in such Option or a shorter period is established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option).

         f. Disability. If the employment of any optionee terminates because of his Disability (as defined in Section 18), such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a longer period is expressly provided in such Option or a shorter period is established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, however, that in the case of an Incentive Option, the optionee or his legal representative shall in any event be required to exercise the Incentive Option within one year after termination of the optionee's employment due to his Disability.

         g. Termination for Cause; Voluntary Termination. Unless an optionee's Option expressly provides otherwise, such optionee shall immediately forfeit all rights under his Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined below) or if such optionee voluntarily terminates employment without the consent of the Company or any Related Entity. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee).

         h. Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(e), (f) or (g) above, such optionee shall have the right to exercise his Option in accordance with its terms, within 30 days after the date of such termination, unless a longer period is expressly provided in such Option or a shorter period is established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, that no Incentive Option shall be exercisable more than three months after such termination.

         i. Maximum Exercise. The aggregate Fair Market Value of stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity shall not exceed $100,000.





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         7.      Stock Option Grants to Eligible Non-Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Options to Eligible Non-Employees. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

         a. Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of
                 Section 10 of the Plan.

         b. Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5.d. of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. Exercisability of Stock Option. Subject to Section 8, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

         d. Death. If the retention by the Company or any Related Entity of the services of any Eligible Non- Employee terminates because of his death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a longer period is expressly provided in such Option or a shorter period is established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option).

         e. Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non- Employee terminates because of his Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a longer period is expressly provided in such Option or a shorter period is established by the Committee pursuant to Section 8 (but not after the expiration of the Option).





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         f.      Termination for Cause; Voluntary Termination.  If the
                 retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause,
                 (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, or (iii) as a result of the voluntarily termination by optionee of optionee's service without the consent of the Company or any Related Entity, then such optionee shall immediately forfeit his rights under his Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee).

         g. Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(d), (e) or (f) above, such optionee shall have the right to exercise his or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer period is expressly provided in such Option or a shorter period is established by the Committee pursuant to Section 8 (but not after the expiration date of the Option).

         h. Ineligibility for Other Grants. Any Eligible Non-Employee who receives an Option pursuant to this Section 7 shall be ineligible to receive any Options under any other Section of the Plan.

8.       Change of Control; Sale of the Company.

         If (i) a Change of Control or a Sale of the Company shall occur, (ii) the Company shall enter into an agreement providing for a Change of Control or a Sale of the Company, or (iii) any member of the HMC Group shall enter into an agreement providing for a Sale of the Company, then the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine, notwithstanding the express provisions of such Options. Each Option accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine; provided, however, that such termination shall not occur prior to the date on which the Option becomes fully exercisable pursuant to such acceleration.

9.       Purchase Option.

         a. Except as otherwise expressly provided in any specific Option, if (i) any optionee's employment (or, in the case of any Option granted under Section 7, the optionee's relationship) with the Company or a Related Entity terminates for any reason at any





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                 time or (ii) a Change of Control occurs, the Company (and/or its designees) shall have the option (the "Purchase Option") to purchase, and if the option is exercised, the optionee (or the optionee's executor or the administrator of the optionee's estate, in the event of the optionee's death, or the optionee's legal representative in the event of the optionee's incapacity) (hereinafter, collectively with such optionee, the "Grantor") shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the shares of Common Stock and/or Options held by the Grantor (such shares of Common Stock and Options collectively being referred to as the "Purchasable Shares"), subject to the Company's compliance with the conditions hereinafter set forth.

         b. The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one year from the date of the termination of the optionee's employment or engagement or such Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. The Company's Purchase Option shall lapse if not exercised by the Company within the time period specified above in accordance with the provisions hereof, except as otherwise provided in paragraph "e" below.

         c. The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Common Stock, the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of any Option, the Fair Market Value per share times the number of vested shares subject to such Option which are being purchased, less the applicable per share Option exercise price. The Company shall pay such purchase price by the tender of a check in the amount of the purchase price to be paid for the Purchasable Shares or by the delivery of a promissory note as provided in paragraph "e" below. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver or shall cause to be delivered to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by or upon the scheduled closing date (at the option of the purchasers), the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which
                 such Purchasable Shares are then pledged or encumbered.   Upon
                 tender by the Company of a check in the amount of the purchase price for the Purchasable Shares or a promissory note as provided in paragraph "e" below, (i) the shares of Common Stock comprising a portion of the Purchasable Shares, or the portion thereof so





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                 purchased, shall no longer be deemed to be outstanding, and
                 (ii) the Options comprising a portion of the Purchasable Shares, or the portion thereof so purchased,shall no longer be deemed to be outstanding and all of the Grantor's rights with respect to such Purchasable Shares shall terminate, with the exception of the right of the Grantor to receive the purchase price in exchange therefore pursuant to this paragraph "c".

         d. To assure the enforceability of the Company's rights under this Section 9, each certificate or instrument representing Common Stock or an Option held by him or it shall bear a conspicuous legend in substantially the following form:

                 THE SHARES (REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1996 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

         e. Notwithstanding any provision to the contrary in paragraph "c" above, in the event that any payment by the Company of any portion of the purchase price (or any remaining portion thereof) for any portion of the Purchasable Shares that the Company is obligated to purchase is, at the time such payment would otherwise be due hereunder, prohibited by the terms of any of the Company's or any of its Subsidiaries' financing arrangements with their lenders or any other contracts to which the Company or any of its Subsidiaries is bound, the Company shall be entitled to complete the exercise of the Purchase Option by tendering to the Grantor (a) a check for that portion of the purchase price the payment of which is not so prohibited, and (b) a promissory note for the balance of the purchase price. Each such promissory note shall (i) bear interest at the Imputed Rate, (ii) provide for the payment of the principle evidenced thereby in annual installments commencing one (1) year after such termination in such amounts as are satisfactory to the Company's and its Subsidiaries' lenders, and (ii) be subordinated to the Company's and its Subsidiaries' indebtedness to its lenders on terms satisfactory to such lenders.

         f. If, after giving effect to the provisions of paragraph "e" above, the Company is prohibited by law from purchasing any Purchasable Shares which it is obligated or has elected to repurchase hereunder due to any existing or prospective impairment of its capital, the closing of such purchase shall be delayed until the first date on which the Company has sufficient capital to lawfully repurchase such Purchasable Shares (the "Delayed Closing Date"). In the event of any such delay, the Company will be obligated to pay, on the Delayed Closing Date, interest on the purchase price for such Purchasable Shares, at the Imputed Rate from the date on which the closing





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                 of the purchase of such Purchasable Shares was originally
                 scheduled to occur to the Delayed Closing Date.

         The Company's rights under this Section 9 shall terminate upon the consummation of a Qualifying Public Offering.

10.      Adjustment of Shares.

         Unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization, such that the Option shall thereafter be exercisable for such securities, cash, and/or other property as would have been received in respect of the Common Stock subject to the Option had the Option been exercised in full immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

         In the event the Company is not the surviving entity of a Reorganization and, following such Reorganization, any optionee will hold Options issued pursuant to this Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement Options of equivalent value issued) by the surviving entity or a Related Entity.

11.      Assignment or Transfer.

         a. Except as otherwise expressly provided in any Nonqualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to him or her hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

         b. At least ninety (90) days prior to selling, pledging, hypothecating, transferring or otherwise disposing ("Transfer") of any interest in Common Stock issued upon exercise of an Option, the optionee proposing such Transfer shall deliver a written notice (the "Sale Notice") to the Company. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. Such optionee (and such optionee's transferees) shall not consummate any such Transfer until ninety (90) days after the Sale Notice has been delivered to the Company, unless the Company has notified such optionee in writing that it will not exercise its rights under this Section 11.b. (The date of the first to occur of such events is referred to herein as the "Authorization Date"). The Company or its designee may elect to purchase all (but not less than all) of the shares of Common Stock to be Transferred upon the same terms and conditions as those set forth in the Sale Notice ("Right of First Refusal") by delivering a written notice of such election to such optionee within thirty (30) days after the receipt of the Sale Notice by the Company (the "Election Notice"). If the Company has not elected to purchase all of the shares of Common Stock specified in the Sale Notice, such optionee may Transfer the shares of Common Stock to the prospective transferee(s) as specified in the Sale Notice, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice, during the 90-day period immediately following the Authorization Date and in the event of any such Transfer of shares the provisions of the Plan (including, without limitation, the provisions of this Section 11) shall no longer apply to the shares thus transferred. Any Option Shares not so transferred within such 90-day period must be reoffered to the Company in accordance with the provisions of this Section 11.b. The Right of First Refusal will not apply with respect to Transfers of such shares of Common Stock (i) by will or pursuant to applicable laws of descent and distribution or (ii) among the optionee's family group; provided that the restrictions contained in this
                 Section 11.b. will continue to be applicable to the shares of Common Stock after any such Transfer and provided further that the transferees of such shares of Common Stock have agreed in writing to be bound by the terms and provisions of this Plan and the applicable Option Agreement as each may be amended from time to time. In addition, upon any transfer to a member of the optionee's family group, the optionee shall be required to give notice to the Company and as a condition to such Transfer to a member of the optionee's family group, the optionee will maintain all voting control over all of the shares of Common Stock. The optionee's, "family group" means the optionee's spouse and lineal descendants (whether natural or adopted) and any trust solely for the benefit of the optionee and/or the optionee's spouse and/or lineal descendants. In addition, with the prior approval of the Committee, notwithstanding the provisions of this Section 11.b., an optionee may pledge such shares of Common Stock creating a security interest therein; provided, that the pledgee agrees in writing to be bound, and that such shares of Common Stock remain bound, by the terms and provisions of this Plan and the applicable Option Agreement, as each may be amended from time to time. The rights and obligations pursuant to this Section 11.b. hereof will terminate upon the consummation of a Qualified Public Offering.

                          To assure the enforceability of the Company's rights
                 under this Section 11.b., each certificate or instrument representing Common Stock or an Option held by him or it shall bear a conspicuous legend in substantially the following form:

                 THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE COMPANY'S 1996 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

12.      Compliance with Securities Laws.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee (or, in the event of his death or, in the event a legal representative has been appointed in connection with his Disability, the Person exercising the Option) shall, as a condition to his right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

         Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                 THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

13.      Withholding Taxes.

         By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

14.      Costs and Expenses.

         The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

15.      Funding of Plan.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

16.      Other Incentive Plans.

         The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

17.      Effect on Employment.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

18.      Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

         a. "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         b.      "Authorization Date" shall have the meaning set forth in
                 Section 11.b. hereof.

         c.      "Board of Directors" shall have the meaning set forth in
                 Section 2 hereof.

         d. "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company (including, the capital stock or assets of its operating subsidiaries) to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), other than one or more members of the HMC Group,
                 (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than one or more members of the HMC Group), together with their associates and Affiliates, of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

         e.      "Code" shall have the meaning set forth in Section 1 hereof.

         f. "Committee" shall have the meaning set forth in Section 2 hereof.

         g. "Common Stock" shall have the meaning set forth in Section 3 hereof.

         h. "Company" shall have the meaning set forth in Section 1 hereof.

         i. "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan,
                 (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a member of the HMC Group.

         j. "Designated Date" means the first date on which each of the following conditions shall have been met: (i) the Company shall have consummated a Qualifying Public Offering and (ii) the Company shall have ceased to be an Equity Fund Company.

         k. "Disability" shall mean permanent disability as defined under the appropriate provisions of the long- term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis unless another meaning shall be agreed to in writing by the Committee and theoptionee; provided, however, that in the case of an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

         l. "Election Notice" shall have the meaning set forth in Section 11.b. hereof.

         m.      "Eligible Non-Employee" shall have the meaning set forth in
                 Section 4 hereof.

         n. "Equity Fund Company" means any Person in which one or more Equity Fund Investment Vehicles own(s), directly or indirectly, more than 10% of the fully-diluted common stock or has an unrecovered investment of $1,000,000 or more, and each Subsidiary thereof.

         o. "Equity Fund Investment Vehicle" means HMTF/CH Holdings, L.P., Hicks, Muse, Tate & Furst Equity Fund II, L.P., Hicks, Muse, Tate & Furst Equity Fund III, L.P., or any other similar investment entity formed by Hicks, Muse, Tate & Furst Incorporated.

         p. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         q. "Fair Market Value", shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

         r. "Good Cause", with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit;
                 (C) the optionee's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company or any Related Entity; (D) the optionee's willful failure to execute or comply with the policies of the Company or any Related Entity or his stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company or any Related Entity, or the optionee's intentional failure to perform the optionee's stated duties; or (E) substance abuse or addiction on the part of the optionee. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's intentional failure to perform the services for which the optionee has been engaged;
                 (E) substance abuse or addiction on the part of the optionee; or (F) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity. Notwithstanding the foregoing, in the case of any optionee who, subsequent to the effective date of the Plan, enters into an employment agreement with the Company or any Related Entity that contains a definition of "Good Cause" (or any similar definition), then during the term of such employment agreement the definition contained in such employment agreement shall be the applicable definition of "Good Cause" under the Plan as to such optionee if such employment agreement expressly so provides.

         s.      "Grantor" has the meaning set forth in Section 9 hereof.

         t. "Hicks Muse Company" shall mean any Person in which the HMC Group beneficially owns more than 25% of the fully-diluted common stock or has an unrecovered investment of $1,000,000 or more, and each Subsidiary thereof.

         u. "HMC Group" shall mean Hicks, Muse, Tate & Furst Incorporated, its Affiliates and their respective employees, officers, and directors (and members of their respective families and trusts for the primary benefit of such family members).

         v. "Imputed Rate" shall mean the lowest per annum rate necessary to avoid the imputation of interest under the Internal Revenue Code of 1986, as amended.

         w.      "Incentive Options" shall have the meaning set forth in
                 Section 6 hereof.

         x. The term "included" when used herein shall mean "including, but not limited to".

         y. "Key Employee" shall have the meaning set forth in Section 4 hereof.

         z. "Marketable Securities" shall mean securities (i) of a class or series listed or traded on the New York Stock Exchange, American Stock Exchange, or NASDAQ National Market and (ii) which, as a matter of law, shall at the time of acquisition be (or which at the date of acquisition are legally committed to become within six months after the date of acquisition) freely saleable in unlimited quantities by the HMC Group to the public, either pursuant to an effective registration statement under the Securities Act as amended (including a current prospectus which is available for delivery) or without the necessity of such registration.

         aa.     "Non-Qualified Options" shall have the meaning set forth in
                 Section 6 hereof.

         aa. "Options" shall have the meaning set forth in Section 1 hereof.

         ab.     "Person" shall have the meaning set forth in Section 4 hereof,

         ac.     "Plan" shall have the meaning set forth in Section 1 hereof.

         ad.     "Purchasable Shares" shall have the meaning set forth in
                 Section 9 hereof.

         ae. "Purchase Option" shall have the meaning set forth in Section 9 hereof.

         af. "Qualifying Public Offering" shall mean a firm commitment underwritten public offering of Common Stock for cash where the shares of Common Stock registered under the Securities Act are listed on a national securities exchange or traded on the NASDAQ National Market; provided, however, that such a public offering shall not constitute a "Qualifying Public Offering" unless the aggregate proceeds to the Company (prior to deducting any underwriters' discounts and commissions) from such offering and any similar prior public offerings exceed $10 million..

         ag. "Related Entities" shall have the meaning set forth in Section 1 hereof.

         ah. "Reorganization" shall have the meaning set forth in Section 10 hereof.

         ai.     "Right of First Refusal" shall have the meaning set forth in
                 Section 11.b. hereof.

         aj. "Rule 16b-3" shall mean Rule 16b-3 as amended, or other applicable rules, under Section 16(b) of the Exchange Act.

         ak. "Sale of the Company" shall mean the first to occur of (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act, other than one or more members of the HMC Group (a "Clause 1 Event"), (ii) the Company's ceasing to be a Hicks Muse Company in a transaction or series of related transactions initiated or agreed to by the HMC Group (other than the distribution by one or more Equity Fund Investment Vehicles, following a Qualifying Public Offering, of equity securities of the Company to the investors in such Equity Fund Investment Vehicle(s)) (a "Clause 2 Event"), or (iii) the consummation of a transaction or series of related transactions initiated or agreed to by the HMC Group pursuant to which the HMC Group receives, in respect of its shares of Common Stock, cash and/or Marketable Securities which have an aggregate value equal to at least 75% of the total value of all Common Stock owned by the HMC Group immediately prior to such transaction, as determined by the Board of Directors in good faith (a "Clause 3 Event"); provided, however, that the occurrence of a Clause 1 Event, a Clause 2 Event or a Clause 3 Event on any date after the Designated Date shall not constitute a "Sale of the Company".

         al. "Sale Notice" shall have the meaning set forth in Section 11.b hereof.

         am. "Securities Act" shall mean the Securities Act of 1933, as amended.

         an. "Subsidiary" shall mean, with respect to any Person, any other Person of which such first Person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

         ao.     "Transfer" shall have the meaning set forth in Section 11.b.
                 hereof.

19.      Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall have the right to amend the Plan and the Options outstanding thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be determined necessary or appropriate by the Board of Directors in order to cause the Plan and the Options outstanding thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder, or
(iii) to comply with

Section 162(m) of the Code (or any successor section) and the regulations (including any temporary regulations) promulgated thereunder. Except as provided above, no amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

20.      Effective Date.

         The Plan shall become effective on the date of consummation of the transactions contemplated in the Stock Purchase Agreement dated November 7, 1996, by and among the Company, HMTF Acquisition Corp. and the Selling Securityholders named therein. The Plan was approved by the Board of Directors of the Company and the stockholders of the Company on November 7, 1996.

         THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE AND A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1996 STOCK OPTION PLAN AND THIS AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

                                   EXHIBIT I
                                       TO
                               ATRIUM CORPORATION
                             1996 STOCK OPTION PLAN

                    FORM OF INCENTIVE STOCK OPTION AGREEMENT

                                     [DATE]

[NAME OF OPTIONEE]
[ADDRESS OF OPTIONEE]

Re:      Grant of Stock Option

Dear     [Name]:

         The Board of Directors of Atrium Corporation (the "Company") has adopted the Company's 1996 Stock Option Plan (the "Plan") for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

         1.      The Grant.

         Subject to the conditions set forth below, the Company hereby grants to you, effective as of ____________________, 199__ (the "Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of ____________ shares of Common Stock of the Company (the "Option Shares"), at the Exercise Price (as hereinafter defined). As used herein, the term "Exercise Price" shall mean a price equal to $__________ per share [THE FAIR MARKET VALUE PER SHARE AT THE TIME OF GRANT, UNLESS THE OPTIONEE OWNS STOCK OF THE COMPANY, OR ANY RELATED ENTITY, POSSESSING MORE THAN TEN PERCENT (10%) OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK OF THE COMPANY OR ANY RELATED ENTITY, IN WHICH CASE IT SHALL EQUAL 110% OF THE FAIR MARKET VALUE PER SHARE AT THE TIME OF GRANT], subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute an Incentive Option within the meaning of the Plan;

however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.

         2.      Exercise.

                 (a) For purposes of this Option Agreement, the Option Shares shall be deemed "Nonvested Shares" unless and until they have become "Vested Shares." The Option Shares shall become "Vested Shares" in five equal, consecutive annual installments, commencing on the first anniversary of the Vesting Date, provided that vesting shall cease upon your ceasing to be an employee of the Company or a Related Entity as expressly provided in Section 3 hereof. The Vesting Date shall be ____________________ [THE DATE OF THE GRANT OF THE OPTION].

                 (b) Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

                 (c) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of ten (10) years from the Grant Date; provided, however, if on the Grant Date you own stock of the Company, or any Related Entity, possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Entity, such Option shall become null and void upon the expiration of five (5) years from the Grant Date.

                 (d) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), and shall be accompanied by a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee.

         3.      Termination of Employment.

         Upon the termination of your employment with the Company and any Related Entity, you may, until the earlier of (x) 30 days from the date of such termination or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to such termination and, thereafter, the Option shall, to the extent not previously exercised, automatically terminate and become null and void, provided that:

                 (a) in the case of termination of your employment with the Company or any Related Entity due to death, your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) may, until the earlier of (x) the 180th day after the date of death or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to the time of your death;

                 (b) in the case of termination of your employment with the Company or any Related Entity due to Disability, you or your legal representative may, until the earlier of (x) the 180th day after the date your employment was terminated or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to the time of such termination; and

                 (c) in the case of termination of your employment with the Company or any Related Entity (i) for Good Cause (as determined by the Committee in its sole judgment in accordance with the Plan and this Agreement) or (ii) as a result of the voluntary termination by you of your employment without the consent of the Company or any Related Entity, then you shall immediately forfeit your rights under the Option except as to those Option Shares already purchased.

         4.      Transferability.

         Except as provided in Section 7 hereof, the Option and any rights or interests therein are not assignable or transferable by you except by will or the laws of descent and distribution, and during your lifetime, the Option shall be exercisable only by you or, in the event that a legal representative has been appointed in connection with your Disability, such legal representative. Any Option Shares received upon exercise of this Option are subject to the Company's Right of First Refusal (as defined in the Plan).

         To assure the enforceability of the Company's rights under this
Section 4 in regard to the Right of First Refusal, each certificate or instrument representing Common Stock or an Option held by you shall bear a conspicuous legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1996 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

         5.      Registration.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.

         Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                 THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

                 The foregoing legend may not be required for Option Shares issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

         6.      Withholding Taxes.

                 By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you, or on your behalf, an amount sufficient to discharge any federal, state and local taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

         7.      Purchase Option.

                 (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Change of Control occurs, the Company (and/or its designees) shall have the option (the "Purchase Option") to purchase, and if the option is exercised, you (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by bequest or inheritance in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with such optionee, the "Grantor")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the "Purchasable Shares"), subject to the Company's compliance with the conditions hereinafter set forth.

                 (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one (1) year from the date of the termination of your employment or engagement or such Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. The Company's Purchase Option shall lapse if not exercised by the Company within the time period specified above in accordance with the provisions hereof, except as otherwise provided in paragraph "e" below.

                 (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, the Fair Market Value per share times the number of shares being purchased, and in the case of the Option, the Fair Market Value per share times the number of Vested Shares subject to such Option which are being purchased, less the applicable per share Option exercise price. The Company shall pay such purchase price by the tender of a check in the amount of the purchase price to be paid for the Purchasable Shares or by the delivery of a promissory note as provided in paragraph "e" below. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver or shall cause to be delivered to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by or upon the scheduled closing date (at the option of the purchasers), the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which
such Purchasable Shares are then pledged or encumbered.   Upon tender by the
Company of a check in the amount of the purchase price for the Purchasable Shares or a promissory note as provided in paragraph "e" below, (i) the shares of Common Stock comprising a portion of the Purchasable Shares, or the portion thereof so purchased, shall no longer be deemed to be outstanding, and (ii) the Options comprising a portion of the Purchasable Shares, or the portion thereof so purchased, shall no longer be deemed to be outstanding and all of the Grantor's rights with respect to such Purchasable Shares shall terminate, with the exception of the right of the Grantor to receive the purchase price in exchange therefore pursuant to this paragraph "c".

                 (d) To assure the enforceability of the Company's rights under this Section 7, each certificate or instrument representing Option Shares subject to this Option Agreement shall bear a conspicuous legend in substantially the following form:

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1996 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

         (e) Notwithstanding any provision to the contrary in paragraph "c" above, in the event that any payment by the Company of any portion of the purchase price (or any remaining portion thereof) for any portion of the Purchasable Shares that the Company is obligated to purchase is, at the time such payment would otherwise be due hereunder, prohibited by the terms of any of the Company's or any of its Subsidiaries' financing arrangements with their lenders or any other contracts to which the Company or any of its Subsidiaries is bound, the Company shall be entitled to complete the exercise of the Purchase Option by tendering to the Grantor (a) a check for that portion of the purchase price the payment of which is not so prohibited, and (b) a promissory note for the balance of the purchase price. Each such promissory note shall
(i) bear interest at the Imputed Rate, (ii) provide for the payment of the principle evidenced thereby in annual installments commencing one (1) year after such termination in such amounts as are satisfactory to the Company's and its Subsidiaries' lenders, and (ii) be subordinated to the Company's and its Subsidiaries' indebtedness to its lenders on terms satisfactory to such lenders.

         (f) If, after giving effect to the provisions of paragraph "e" above, the Company is prohibited by law from purchasing any Purchasable Shares which it is obligated or has elected to repurchase hereunder due to any existing or prospective impairment of its capital, the closing of such purchase shall be delayed until the first date on which the Company has sufficient capital to lawfully repurchase such Purchasable Shares (the "Delayed Closing Date"). In the event of any such delay, the Company will be obligated to pay, on the Delayed Closing Date, interest on the purchase price for such Purchasable Shares, at the Imputed Rate from the date on which the closing of the purchase of such Purchasable Shares was originally scheduled to occur to the Delayed Closing Date.

                 The Company's rights under this Section 7 shall terminate upon the consummation of a Qualifying Public Offering (as defined in the Plan).

         8.      Consent to Approved Sale.

         If the Board and the holders of a majority of the Common Stock then outstanding approve the Sale of the Company to an independent third party (the "Approved Sale"), you shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of capital stock, you shall agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale. For purposes of this Section 10, an "independent third party" is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated pursuant to the Securities Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the

Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.

         9.      Adjustments.

         In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined or changed into any cash, property or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization, such that the Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Option Shares subject to the Option had the Option been exercised in full immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render the Option not to be an "incentive stock option" for purposes of Section 422 of the Code.

         10.     Miscellaneous.

                 (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

                 (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation (i) on the part of the Company or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.

                 (c)      This Option Agreement may be amended as provided in
Section 19 of the Plan.

         Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

                                           Very truly yours,

                                           ATRIUM CORPORATION



                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

ACCEPTED:



---------------------------------
Signature of Optionee



---------------------------------
Name of Optionee (Please Print)
Date:
     ----------------------

         THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE AND A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1996 STOCK OPTION PLAN AND THIS AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.


                                   EXHIBIT II
                                       TO
                               ATRIUM CORPORATION
                             1996 STOCK OPTION PLAN

                                    FORM OF
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                               FOR KEY EMPLOYEES


                                     [DATE]


[NAME OF OPTIONEE]
[ADDRESS OF OPTIONEE]

Re:      Grant of Stock Option

Dear [Name]:

         The Board of Directors Atrium Corporation (the "Company") has adopted the Company's 1996 Stock Option Plan (the "Plan") for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein. Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein.

         1.      The Grant.

         Subject to the conditions set forth below, the Company hereby grants to you, effective as of _____________, ____ ("Grant Date"), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of ____________ shares of Common Stock of the Company (the "Option Shares"), at the Exercise Price (as hereinafter defined). As used herein, the term "Exercise Price" shall mean a price equal to $____________ per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.

         2.      Exercise.

                 (a) For purposes of this Option Agreement, the Option Shares shall be deemed "Nonvested Shares" unless and until they have become "Vested Shares." The Option Shares shall become "Vested Shares" in five equal, consecutive annual installments, commencing on the first anniversary of the Vesting Date, provided that vesting shall cease upon your ceasing to be an employee of the Company or a Related Entity as expressly provided in Section 3 hereof. The Vesting Date shall be ____________________ [THE DATE OF THE GRANT OF THE OPTION].

                 (b) Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

                 (c) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of ten (10) years from the Grant Date.

                 (d) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), and shall be accompanied by a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee.

         3.      Termination of Employment.

         Upon the termination of your employment with the Company or any Related Entity, you may, until the earlier of (x) 30 days from the date of such termination or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to such termination and, thereafter, the Option shall, to the extent not previously exercised, automatically terminate and become null and void, provided that:

                 (a) in the case of termination of your employment with the Company or any Related Entity due to death, your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) may, until the earlier of (x) the 180th day after the date of death or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to the time of your death;

                 (b) in the case of termination of your employment with the Company or any Related Entity due to Disability, you or your legal representative may, until the earlier of (x) the 180th day after the date your employment was terminated or (y) the expiration of the Option in accordance with its terms, exercise the Option with respect to all or any part of the Vested Shares which you were entitled to purchase immediately prior to the time of such termination; and

                 (c) in the case of termination of your employment with the Company or any Related Entity (i) for Good Cause (as determined by the Committee in its sole judgment in accordance with the Plan and this Agreement) or
                          (ii) as a result of the voluntary termination by you of your employment without the consent of the Company or any Related Entity, then you shall immediately forfeit your rights under the Option except as to those Option Shares already purchased.

         4.      Transferability.

                 Except as provided in Section 7 hereof, the Option and any rights or interests therein are not assignable or transferable by you except by will or the laws of descent and distribution, and during your lifetime, the Option shall be exercisable only by you or, in the event that a legal representative has been appointed in connection with your Disability, such legal representative. Any Option Shares received upon exercise of this Option are subject to the Company's Right of First Refusal (as defined in the Plan).

         To assure the enforceability of the Company's rights under this
Section 4 in regard to the Right of First Refusal, each certificate or instrument representing Common Stock or an Option held by you shall bear a conspicuous legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1996 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

         5.      Registration.

                 The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.

                 Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                 THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

                 The foregoing legend may not be required for Option Shares issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

         6.      Withholding Taxes.

                 By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you, or on your behalf, an amount sufficient to discharge any federal, state and local taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

         7.      Purchase Option.

                 (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Change of Control occurs, the Company (and/or its designees) shall have the option (the "Purchase Option") to purchase, and if the option is exercised, you (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by bequest or inheritance in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with such optionee, the "Grantor")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the "Purchasable Shares"), subject to the Company's compliance with the conditions hereinafter set forth.

                 (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one (1) year from the date of the termination of your employment or engagement or such Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. The Company's Purchase Option shall lapse if not exercised by the Company within the time period specified above in accordance with the provisions hereof, except as otherwise provided in paragraph "e" below.

                 (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, the Fair Market Value per share times the number of shares being purchased, and in the case of the Option, the Fair Market Value per share times the number of Vested Shares subject to such Option which are being purchased, less the applicable per share Exercise Price. The Company shall pay such purchase price by the tender of a check in the amount of the purchase price to be paid for the Purchasable Shares or by the delivery of a promissory note as provided in paragraph "e" below. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver or shall cause to be delivered to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by or upon the scheduled closing date (at the option of the purchasers), the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered. Upon tender by the Company of a check in the amount of the purchase price for the Purchasable Shares or a promissory note as provided in paragraph "e" below, (i) the shares of Common Stock comprising a portion of the Purchasable Shares, or the portion thereof so purchased, shall no longer be deemed to be outstanding, and (ii) the Options comprising a portion of the Purchasable Shares, or the portion thereof so purchased, shall no longer be deemed to be outstanding and all of the Grantor's rights with respect to such Purchasable Shares shall terminate, with the exception of the right of the Grantor to receive the purchase price in exchange therefore pursuant to this paragraph "c".

                 (d) To assure the enforceability of the Company's rights under this Section 7, each certificate or instrument representing Option Shares subject to this Option Agreement shall bear a conspicuous legend in substantially the following form:

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 1996 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON

                 WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

         (e) Notwithstanding any provision to the contrary in paragraph "c" above, in the event that any payment by the Company of any portion of the purchase price (or any remaining portion thereof) for any portion of the Purchasable Shares that the Company is obligated to purchase is, at the time such payment would otherwise be due hereunder, prohibited by the terms of any of the Company's or any of its Subsidiaries' financing arrangements with their lenders or any other contracts to which the Company or any of its Subsidiaries is bound, the Company shall be entitled to complete the exercise of the Purchase Option by tendering to the Grantor (a) a check for that portion of the purchase price the payment of which is not so prohibited, and (b) a promissory note for the balance of the purchase price. Each such promissory note shall
(i) bear interest at the Imputed Rate, (ii) provide for the payment of the principle evidenced thereby in annual installments commencing one (1) year after such termination in such amounts as are satisfactory to the Company's and its Subsidiaries' lenders, and (ii) be subordinated to the Company's and its Subsidiaries' indebtedness to its lenders on terms satisfactory to such lenders.

         (f) If, after giving effect to the provisions of paragraph "e" above, the Company is prohibited by law from purchasing any Purchasable Shares which it is obligated or has elected to repurchase hereunder due to any existing or prospective impairment of its capital, the closing of such purchase shall be delayed until the first date on which the Company has sufficient capital to lawfully repurchase such Purchasable Shares (the "Delayed Closing Date"). In the event of any such delay, the Company will be obligated to pay, on the Delayed Closing Date, interest on the purchase price for such Purchasable Shares, at the Imputed Rate from the date on which the closing of the purchase of such Purchasable Shares was originally scheduled to occur to the Delayed Closing Date.

                 The Company's rights under this Section 7 shall terminate upon the consummation of a Qualifying Public Offering

         8.      Consent to Approved Sale.

                 If the Board and the holders of a majority of the Common Stock then outstanding approve the Sale of the Company to an independent third party (the "Approved Sale"), you shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of capital stock, you shall agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale. For purposes of this Section 10, an "independent third party" is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser representative





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
(as such term is defined in Rule 501 promulgated pursuant to the Securities
Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.

         9.      Adjustments.

         In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined or changed into any cash, property or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization, such that the Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Option Shares subject to the Option had the Option been exercised in full immediately prior to such event. Any fractional shares or interests resulting from such adjustment shall be eliminated.

         10.     Miscellaneous.

                 (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

                 (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation (i) on the part of the Company or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.

                 (c)      This Option Agreement may be amended as provided in
Section 19 of the Plan.

         Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

                                           Very truly yours,

                                           ATRIUM CORPORATION



                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------

ACCEPTED:



----------------------------------
Signature of Optionee



----------------------------------
Name of Optionee (Please Print)
Date:
     ----------------------





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